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                   FIRST AMENDMENT TO MASTER LEASE AGREEMENT

     THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT ("Amendment") is entered into as of March 7th, 1997, by and among Hambrecht & Quist Guaranty Finance, LLC ("H&QGF"), a California limited liability company, and CV Therapeutics, Inc. a Delaware corporation ("CVT").

                                    RECITALS

     A. H&QGF and CVT are parties to that certain Master Lease Agreement, dated as of September 27, 1996 (the "H&QGF Lease Agreement") and certain Related Documents (as defined in the H&QGF Lease Agreement).

     B. H&QGF and CVT were parties to that certain Business Loan Agreement, dated as of September 27, 1996 (the "H&QGF Loan Agreement") and certain Related Documents (as defined in the H&QGF Loan Agreement).

     C. H&QGF and CVT were parties to that certain Financing Agreement, dated as September 27, 1996 (the "Financing Agreement).

     D. On February 17, 1997, CVT executed a certain Formal Acceptance of Lease Option and Warranty Bill of Sale to elect the Lease Option as defined in the H&QGF Financing Agreement.

     E. The H&QGF Loan Agreement and the Financing Agreement have been terminated and their provisions superseded by the provisions of that certain Master Lease Agreement and certain Related Documents, dated as of September 27, 1996 (the "Lease Agreement"), to which H&QGF is a party.

     F. CVT intends to enter into certain transactions (the "Collaboration") contemplated by (i) a Research Collaboration and License Agreement substantially in the form attached hereto as Exhibit A; (ii) a Loan Agreement and Promissory Note substantially in the form attached hereto as Exhibits B and C, respectively; (iii) a Common Stock Purchase Agreement substantially in the form attached hereto as Exhibit D; and (iv) any related documents provided for by any of the foregoing ((i) through (iv), collectively, the "Collaboration Agreement").

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree to amend the Master Lease Agreement only as follows;

1. The definition of Related Documents is struck in its entirety, and the following definition is substituted therefor:

     For the purposes of this Master Lease Agreement, the term Related Documents means and includes without limitation this Master Lease Agreement and the Equipment Schedule, and (a) agreements between Lessor and Lessee all dated as of September 27, 1996 including but not limited to: the Security Agreement between Lessor, as Secured Party, and Lessee, as Debtor, and excluding the H&QGF Loan Agreement and the Financing Agreement; and (b) agreements between Hambrecht & Quist Transition Capital, LLC ("H&QTC") and Lessee all dated as of September

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     27, 1996 including but not limited to: the Business Loan Agreement between H&QTC as Secured Party and Lessee, as Debtor, the Security Agreement between H&QTC, as Secured Party, and Lessee, as Debtor.

2. Except as specifically amended hereby, the Master Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



CVT:                              CV Therapeutics, Inc.
                                  a Delaware corporation


                                  By: /s/ Louis Lange
                                     ------------------------------
                                  Printed Name: L. Lange
                                               --------------------
                                  Title: CEO
                                        ---------------------------

H&QGF: Hambrecht & Quist Guaranty Finance, LLC a California limited liability company


                                  By: /s/ Andrew W. Kahn
                                     ------------------------------
                                  Printed Name: Andrew W. Kahn
                                               --------------------
                                  Title: Manager
                                        ---------------------------